EXHIBIT 10.32
                 FIRST AMENDMENT TO CERTAIN
                    OPERATIVE AGREEMENTS

      THIS FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of December __, 2000 (this "Amendment") is by and among the parties to the Participation Agreement (hereinafter defined) from time to time as the lessees and as the construction agents (subject to the definition of Lessee and Construction Agent in Appendix A to the Participation Agreement, individually a "Lessee" or a "Construction Agent" and collectively the "Lessees" or the "Construction Agents"); PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation, as the guarantor ("Guarantor"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PFG Real Estate Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.


                    W I T N E S S E T H:

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of June 9, 2000 (the "Participation Agreement").

      WHEREAS, concurrently with this Amendment, pursuant to
Section 28.1 of the Lease, the Financing Parties have consented to the amendment and consents set forth in the Second Amendment to the Lessee Credit Agreement and the Third Amendment to the Lessee Credit Agreement, each dated as of December __, 2000 with respect to the Incorporated
Representations   and   Warranties  and   the   Incorporated
Covenants.

     WHEREAS, in consideration for and as a condition of the consent from the Financing Parties to the Second Amendment to the Lessee Credit Agreement and the Third Amendment to the Lessee Credit Agreement, each dated as of December __, 2000, the parties hereto have agreed to amend the
Participation Agreement on the terms and conditions set forth in this Amendment.


                      A G R E E M E N T

      NOW,  THEREFORE, for good and valuable  consideration,
the   receipt   and   sufficiency  of   which   are   hereby
acknowledged,  the  parties  to  this  Amendment  agree   as
follows:

                           PART I
                      AMENDMENTS TO THE
                   PARTICIPATION AGREEMENT

      1. Appendix A to the Participation Agreement is hereby amended to modify the following defined term as follows:

     "Applicable Percentage" shall mean for Eurodollar Loans and Eurodollar Holder Advances, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

                                                          Applicable
                                             Applicable   Percentage
                                             Percentage      for
                                                for       Eurodollar
     Pricing                                 Eurodollar      Holder
      Level           Leverage Ratio           Loans       Advances

    Level I     >.50 to 1.0                    0.750%        1.500%
    Level II    >.40 to 1, but <=.50 to 1.0    0.625%        1.400%
    Level III   >.30 to 1, but <=.40 to 1.0    0.500%        1.250%
    Level IV    <=.30 to 1.0                   0.425%        1.175%

      The Applicable Percentage for Eurodollar Loans and Eurodollar Holder Advances shall, in each case, be determined and adjusted quarterly on the tenth (10th) Business Day after receipt by the Agent of quarterly financial statements for the Guarantor and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of the Guarantor and its Subsidiaries as of the most recent fiscal quarter end, as required pursuant to Sections 7.1 and 7.2 of the Lessee Credit Agreement and, by incorporation, pursuant to Section
28.1 of the Lease (each a "Calculation Date"); provided, however, that (i) the initial Applicable Percentage, in each case, shall be based on Pricing Level III (as shown above) and shall remain at Pricing Level III until the next occurring Calculation Date and, thereafter, the Pricing Level shall be determined by the then current Leverage Ratio, and (ii) if the Guarantor fails to provide the financial statements and related Officer's Compliance Certificate required pursuant to Sections 7.1 and 7.2 of the Lessee Credit Agreement (and, by incorporation, pursuant to
Section 28.1 of the Lease) to the Agent on or before the most recent Calculation Date, the Applicable Percentage, in each case, from such Calculation Date shall be based on Pricing Level I until such time that such financial statements and related Officer's Compliance Certificate are provided, whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances as well as any new
Eurodollar Loans and Eurodollar Holder Advances made or issued.

      Notwithstanding the foregoing, in the event of any replacement or amendment of the Lessee Credit Agreement, or any replacement or amendment of the pricing grid setting forth the Applicable Margin Per Annum for the LIBOR Rate in the definition of "Applicable Margin" under the Lessee Credit Agreement, (A) the Applicable Percentage for Eurodollar Loans set forth herein for each Pricing Level shall be amended to equal the greater of (i) the Applicable Percentage for Eurodollar Loans set forth herein for each Pricing Level or (ii) the Applicable Margin Per Annum for LIBOR Rate Loans set forth for each corresponding Pricing Level in the Lessee Credit Agreement, as replaced or amended, plus 0.10%, and (B) the Applicable Percentage for Eurodollar Holder Advances shall be amended to equal the greater of (i) the Applicable Percentage for Eurodollar Holder Advances set forth herein for each Pricing Level or
(ii) the Applicable Margin Per Annum for LIBOR Rate Loans set forth for each corresponding Pricing Level in the Lessee Credit Agreement, as replaced or amended, plus 0.10%.


                           PART II
                        MISCELLANEOUS

       1.     This   Amendment  shall  be   effective   upon
satisfaction of the following conditions:

           (a)  execution and delivery of this Amendment  by
     the  parties hereto and execution and delivery of  such
     other   documents,  agreements  or  instruments  deemed
     necessary or advisable by the Agent; and

            (b) receipt by the Agent of an officer's certificate and/or a secretary's certificate of each Credit Party (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of such Credit Party set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of such Credit Party executing this Amendment; and

           (c)   receipt by the Agent of legal  opinions  of
     counsel   to  the  Credit  Parties  relating  to   this
     Amendment in form and substance reasonably satisfactory to the Agent;

      2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

      3. The Credit Parties agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

      4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              PERFORMANCE FOOD GROUP
                              COMPANY, as a Construction
                              Agent and as a Lessee

                              By:
                              Name:
                              Title:


                              CARROLL COUNTY FOODS, INC. (as
                              successor to CCF Acquisition,
                              Inc.), as a Construction Agent
                              and as a Lessee

                              By:
                              Name:
                              Title:


                              HALE BROTHERS SUMMIT, INC., as
                              a Construction Agent and as a
                              Lessee

                              By:
                              Name:
                              Title:


                              PERFORMANCE FOOD GROUP
                              COMPANY, as the Guarantor

                              By:
                              Name:
                              Title:


                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not individually,
                              except as expressly stated
                              herein, but solely as the
                              Owner Trustee under the PFG
                              Real Estate Trust 2000-1

                              By:
                              Name:
                              Title:


                              FIRST UNION NATIONAL BANK, as
                              a Lender, as a Holder and as
                              the Agent

                              By:
                              Name:
                              Title:


                              BANK ONE, NA, as a Lender
                              (Main Office Chicago)

                              By:
                              Name:
                              Title:


                              SUNTRUST BANK, as a Lender and
                              as a Holder

                              By:
                              Name:
                              Title: